Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

In connection with the Quarterly Report on Form 10-Q for the period ended September 30, 2022 (the “Report”) of Chicago Atlantic Real Estate Finance, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Phillip Silverman, the Interim Chief Financial Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 9, 2022

	By:	/s/ Phillip Silverman
Phillip Silverman Interim Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)